UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                            ____________________________

                                      FORM 8-K

                             ___________________________


                                   CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          December 17, 1993                                       1-8309
    (Date of earliest report)                           (Commission File Number)




                          PRICE COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in its charter)


                New York                                       13-2991700
      (State or other jurisdiction                       (I.R.S. Employer
    of incorporation or organization)                   Identification Number)






             45 Rockefeller Plaza, Suite 3201, New York, New York  10020
                 (Address of Principal Executive Offices)(Zip Code)





                                   (212) 757-5600
                (Registrant's telephone number, including area code)





                                     Not Applicable
           (Former name or former address, if changed since last report.)

Item 5.     Other Events

            On December 17, 1993, Empire State Broadcasting Corporation, an indirect wholly-owned subsidiary of Price Communication Corporation, agreed to sell to Keymarket of Buffalo, Inc., substantially all the assets, together with certain liabilities, relating to the operation of radio broadcast stations WWKB(AM) and WKSE(FM), licensed respectively to Buffalo, New York, and Rochester, New York, for $5,000,000. The closing is expected to occur during the first half of 1994, subject to approval of the Federal Communications Commission.


    SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRICE COMMUNICATIONS CORPORATION




Date:  January 4, 1994              /s/ Robert Price
                                    Robert Price
                                    Chief Executive Officer, President
                                      and Director